UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2023 (July 13, 2023)

Commission file number: 000-55610

GREENBACKER RENEWABLE ENERGY CO LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	80-0872648
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

230 Park Avenue, Suite 1560

New York, NY 10169

Tel (646) 237-7884

(Address, including zip code and telephone number, including area code, of registrants Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2023 annual meeting of shareholders (the “Annual Meeting”) of Greenbacker Renewable Energy Company LLC (the “Company” or the “Registrant”) was held on July 13, 2023, at which 105,410,585.88 of the Company’s 198,482,499.87 common shares of limited liability company interests, par value $0.001 per share (the “Shares”), issued and outstanding as of the record date, March 15, 2023, were represented in person via the live webcast or by proxy representing approximately 53.11% of the issued and outstanding Shares of the Company entitled to vote.

At the Annual Meeting, the Company’s shareholders: (1) re-elected the seven members below to serve on the Company’s board of directors until the Company’s 2024 annual meeting of shareholders and until their respective successors are duly elected and qualify; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (3) approved, on an advisory basis, a frequency of every year for future shareholder advisory votes on the compensation of the Company’s named executive officers. The proposals are described in detail in the Company’s 2023 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(1)          The voting results were as follows with respect to the re-election of the members of the Company’s board of directors:

Nominee	Total Votes For	Total Votes Withheld/ Abstention	Total Votes Against	Broker Non-Votes
David Sher	103,445,936.98	1,964,648.88	0	0
Charles Wheeler	103,507,825.88	1,902,759.99	0	0
Robert Brennan	103,385,366.43	2,025,219.44	0	0
Kathleen Cuocolo (Independent)	102,824,302.93	2,586,282.94	0	0
Robert Herriott (Independent)	103,398,501.61	2,012,084.25	0	0
David M. Kastin (Independent)	102,555,007.50	2,855,578.37	0	0
Cynthia Curtis (Independent)	103,635,617.89	1,774,967.98	0	0

Each candidate for re-election received the required number of votes for re-election to the board of the Company, to serve until their respective successors are elected and qualified.

(2)              The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Total Votes For	Total Votes Against	Total Votes Withheld/ Abstention	Broker Non-Votes
78,690,031.70	4,057,620.37	22,662,933.79	0

(3)              The voting results with respect to the approval, on an advisory basis, of the frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers were as follows:

Total Votes For Every Year	Total Votes For Every 2 Years	Total Votes For Every 3 Years	Total Votes For Withheld/ Abstention	Broker Non-Votes
91,774,739.33	3,841,872.12	6,076,900.81	3,717,073.60	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2023	Greenbacker Renewable Energy Company LLC

	By:	/s/ Charles Wheeler
	Name:	Charles Wheeler
	Title:	Chief Executive Officer, President and Director